UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2015

THE ALLSTATE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11840	36-3871531
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

2775 Sanders Road, Northbrook, Illinois    60062
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management
Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)       The Registrant’s annual stockholders meeting was held on May 19, 2015 (the "Annual Meeting").

(b)       The following are the final vote results of the Annual Meeting. Abstentions have no impact on the vote outcome for Proposal 1 and have the effect of a vote against for Proposals 2, 3, and 4. Broker non-votes have no impact on the vote outcome for Proposals 1, 2, and 4.

Proposal 1 - Election of Directors. Ten directors were elected by a majority of the votes cast for terms expiring at the 2016 annual stockholders meeting with an average vote of 98.73%.  The voting results are as follows:

Nominee	For	Against	Abstain	Broker non-votes
Robert D. Beyer	310,686,539	999,087	1,298,449	41,282,845
Kermit R. Crawford	308,912,412	2,784,071	1,287,592	41,282,845
Michael L. Eskew	310,160,751	1,532,326	1,290,998	41,282,845
Herbert L. Henkel	309,498,173	2,196,077	1,289,825	41,282,845
Siddharth N. Mehta	309,625,909	2,029,068	1,329,098	41,282,845
Andrea Redmond	309,832,509	1,872,476	1,279,090	41,282,845
John W. Rowe	306,850,207	4,831,173	1,302,695	41,282,845
Judith A. Sprieser	306,019,609	5,693,761	1,270,705	41,282,845
Mary Alice Taylor	306,248,511	5,460,637	1,274,927	41,282,845
Thomas J. Wilson	297,444,238	12,064,638	3,475,199	41,282,845

Proposal 2 – Say-on-Pay: Advisory Vote on the Executive Compensation of the Named Executives.  The management proposal on the advisory resolution to approve the compensation of the named executive officers received the vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.  The voting results are as follows:

For	Against	Abstain	Broker non-votes
297,651,709	13,168,247	2,164,119	41,282,845
95.10%	4.21%	.69%	% not applicable

Proposal 3 - Ratification of the Appointment of Independent Registered Public Accountant.  The management proposal on ratification of the appointment of Deloitte & Touche LLP as Registrant's independent registered public accountant for 2015 received the vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. The voting results are as follows:

For	Against	Abstain
346,907,784	6,015,615	1,343,521
97.92%	1.70%	.38%

Proposal 4 - Stockholder Proposal. The stockholder proposal seeking a policy on equity retention by senior executives did not receive the vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. The voting results are as follows:

For	Against	Abstain	Broker non-votes
91,199,254	218,616,967	3,167,854	41,282,845
29.14%	69.85%	1.01%	% not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION
(Registrant)

By:	/s/ Daniel G. Gordon
Name: Daniel G. Gordon
Title: Vice President, Assistant General Counsel and Assistant Secretary

Date: May 19, 2015

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